Other Income (Expense) (Tables)	12 Months Ended
Dec. 31, 2024
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Summary of Other Income (Expense)

		Years Ended December 31

(in thousands)	Note	2024	2023

Interest income		$24,826	$34,862

Dividend income		2,188	2,316

Foreign exchange gain (loss)		2,095	51

Gain (loss) on fair value adjustment of share purchase warrants held mandatorily measured at FVTNE 1		(8)	(31)

Other		(40)	(2,927)

Total other income (expense)		$29,061	$34,271

1)	FVTNE refers to Fair Value Through Net Earnings